The RBB Fund, Inc.

Robeco Investment Funds

Robeco WPG Small Cap Value Fund

Institutional Class

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated July 25, 2007

to the Prospectus dated December 31, 2006 (as revised January 1, 2007)

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

THE FOLLOWING SUPPLEMENTS THE INFORMATION UNDER “MORE ABOUT THE WPG FUNDS’ INVESTMENTS AND RISKS” IN THE FUND’S PROSPECTUS

Private Investments in Public Equity. The WPG Small Cap Value Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. Please see the Fund’s SAI for more information regarding illiquid securities.

Please retain this Supplement for future reference.